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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2003
                                                         ---------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-3252                    22-1830121
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


        767 Third Avenue, New York, NY                           10017
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events
        ------------

     On August 14, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from August 14, 2003, to 12 midnight, New York City Time, on August 28, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

          (c)  Exhibits
               --------

               Exhibit 99.1       Press release dated August 14, 2003.














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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2003            LEXINGTON PRECISION CORPORATION


                                   By:  /s/ Michael A. Lubin
                                        ----------------------------------------
                                        Michael A. Lubin
                                        Chairman of the Board



















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                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number      Exhibit Name                                    Location
     ------      ------------                                    --------

   99.1          Press release dated August 14, 2003          Filed herewith





















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